UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  January 6, 2004

3D Systems Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-22250	95-4431352
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

26081 Avenue Hall

Valencia, California 91355

(Address of Principal Executive Offices, Zip Code)

(661) 295-5600

(Registrant’s Telephone Number, Including Area Code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)           Financial Statements.  None.

(b)           Pro Forma Financial Information.  None.

(c)           Exhibits.

99.1                           Press Release, dated January 6, 2004.

99.2                           3D Systems Corporation Investor Presentation, dated January 2004.

Item 9.  Regulation FD Disclosure.

                On January 6, 2004, 3D Systems Corporation announced that it will participate in the Sixth Annual Needham Growth Conference hosted by Needham & Company, Inc. from January 6, 2004 through January 9, 2004, in New York, New York, and will conduct a presentation on January 9, 2004, which will be broadcast live on the Internet.  Reference is made to the press release, issued on January 6, 2004, which is incorporated herein by this reference.  A copy of the press release is attached to this Form 8-K as Exhibit 99.1.  Reference also is made to the 3D Systems Corporation Investor Presentation, dated January 2004, which is incorporated herein by this reference.  A copy of the slide presentation is attached to this Form 8-K as Exhibit 99.2.

                The information in this Form 8-K (including the exhibits) is furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  This Form 8-K shall not be deemed an admission as to the materiality of any information in this Form 8-K that is required to be disclosed solely by Regulation FD.

                3D Systems Corporation does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the company’s expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 6, 2004	3D SYSTEMS CORPORATION

/s/ Robert M. Grace, Jr.
	By:	Robert M. Grace , Jr.
	Its:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibits

99.1	Press Release, dated January 6, 2004.

99.2	3D Systems Corporation Investor Presentation, dated January 2004.